UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/29/2016

ITEM 1.	REPORT TO STOCKHOLDERS

February 29, 2016

Semiannual Report
to Shareholders

Deutsche Strategic Equity Long/Short Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

9 Portfolio Summary

11 Investment Portfolio

23 Statement of Assets and Liabilities

25 Statement of Operations

27 Statement of Changes in Net Assets

28 Financial Highlights

32 Notes to Financial Statements

47 Information About Your Fund's Expenses

49 Advisory Agreement Board Considerations and Fee Evaluation

54 Account Management Resources

56 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Since the fund will typically hold both long and short positions, the fund’s results will suffer both when there is a general market advance and the fund holds significant short positions, or when there is a general market decline and the fund holds significant long positions. Investment strategies employed by the fund’s investment management teams are intended to be complementary, but may not be. The interplay of the various strategies may result in the fund holding a significant amount of certain types of securities and could increase the fund’s portfolio turnover rates which may result in higher transactional costs and/or capital gains or losses. Some money managers will have a greater degree of correlation with each other and with the market than others. The degree of correlation will vary as a result of market conditions and other factors. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board (the Fed) would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary February 29, 2016 (Unaudited)

Class A	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/29/16
Unadjusted for Sales Charge	–7.17%	–11.96%	–7.15%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–12.51%	–17.03%	–10.16%
HFRX Equity Hedge Index†	–6.78%	–9.22%	–2.99%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		–3.92%	–4.58%
Adjusted for the Maximum Sales Charge (max 5.75% load)		–9.45%	–7.99%
HFRX Equity Hedge Index†		–2.33%	–0.44%
Class C	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/29/16
Unadjusted for Sales Charge	–7.57%	–12.65%	–7.86%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–8.48%	–12.65%	–7.86%
HFRX Equity Hedge Index†	–6.78%	–9.22%	–2.99%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		–4.68%	–5.35%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–4.68%	–5.35%
HFRX Equity Hedge Index†		–2.33%	–0.44%
Class S	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/29/16
No Sales Charge	–7.06%	–11.76%	–7.03%
HFRX Equity Hedge Index†	–6.78%	–9.22%	–2.99%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
No Sales Charge		–3.72%	–4.52%
HFRX Equity Hedge Index†		–2.33%	–0.44%
Institutional Class	6-Month‡	1-Year	Life of Fund*
Average Annual Total Returns as of 2/29/16
No Sales Charge	–7.04%	–11.65%	–6.91%
HFRX Equity Hedge Index†	–6.78%	–9.22%	–2.99%
Average Annual Total Returns as of 12/31/15 (most recent calendar quarter end)
No Sales Charge		–3.71%	–4.39%
HFRX Equity Hedge Index†		–2.33%	–0.44%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2015 are 3.20%, 3.94%, 3.02% and 2.83% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Strategic Equity Long/Short Fund — Class A ■ HFRX Equity Hedge Index†

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on May 15, 2014. The performance shown for the index is for the time period of May 31, 2014 through February 29, 2016 (through December 31, 2015 for the most recent calendar quarter end returns), which is based on the performance period of the life of the Fund.

† The HFRX Equity Hedge Index tracks the performance of investing strategies that maintain both long and short positions primarily in equity and equity-derivative securities.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
2/29/16	$ 8.59	$ 8.47	$ 8.61	$ 8.63
8/31/15	$ 9.37	$ 9.28	$ 9.38	$ 9.40
Distribution Information as of 2/29/16
Income Dividends, Six Months	$ .11	$ .11	$ .11	$ .11

Portfolio Management Team

Effective April 15, 2016, the portfolio management team is as follows:

Deutsche Investment Management Americas Inc.

Mihir Meswani, Director, DIMA

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2014 with 21 years of industry experience in asset allocation and portfolio management of multi-asset class portfolios.

— Previously, he worked at Mount Yale Capital Group where he was a portfolio manager for the group’s alternative mutual funds. Prior to that, he was Chief Investment Strategist at Sandalwood Securities, where he was a member of the Investment Committee with direct responsibility for the portfolio management of Sandalwood’s fund of hedge funds and alternative mutual fund portfolio.

— Previously, he held a position as Director of Public Investments for the Robert Wood Johnson Foundation where he managed assets across equity and fixed income, hedge funds, credit and real assets. He also worked for Bank of America and JP Morgan in similar roles.

— BS in Finance and a BA in Economics, Rutgers University.

Subadvisors

Atlantic Investment Management, Inc.

Alexander Roepers. President of Atlantic Investment Management, Inc.

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Founded Atlantic Investment Management, Inc. in 1988.

Chilton Investment Company, LLC

Richard L. Chilton, Jr. Founder, Chairman, Chief Executive Officer and Chief Investment Officer of Chilton Investment Company, LLC

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Founded Chilton Investment Company, LLC in 1992.

Lazard Asset Management LLC

Jean-Daniel Malan. Director at Lazard Asset Management LLC

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined Lazard Asset Management LLC in 1998 as an Equity Analyst and then worked as a Portfolio Manager for European Equity, and rejoined Lazard in 2008 after working as a Portfolio Manager for two years at BlueCrest Capital Management.

Effective April 15, 2016, Omega Advisors, Inc., New York, New York ("Omega") no longer will serve as subadvisor to the fund. The assets previously allocated to Omega will be allocated among the fund's other subadvisors.

Portfolio Summary (Unaudited)

Ten Largest Long Common Stock Holdings at February 29, 2016 (21.5% of Net Assets)
1. Allergan PLC Manufactures specialty pharmaceuticals	3.0%
2. Home Depot, Inc. Home improvement retailer that sells building materials and home improvements products	2.4%
3. The Sherwin-Williams Co. Manufacturer of paints, coatings and related products	2.1%
4. Costco Wholesale Corp. Operator of wholesale warehouse stores	2.1%
5. Owens-Illinois, Inc. Manufactures plastic and glass packing products	2.1%
6. AutoNation, Inc. Provider of specialty retail automobiles	2.0%
7. Ingram Micro, Inc. Wholesale distributor of IT products and software	2.0%
8. W.R. Grace & Co. Supplier of specialty chemical and container products	2.0%
9. Chocoladefabriken Lindt & Spruengli AG Manufactures a broad range of chocolate and confectionery products	1.9%
10. AutoZone, Inc. Retailer of automotive parts, chemicals and accessories	1.9%

Ten Largest Common Stock Sold Short Equity Holdings at February 29, 2016 (3.1% of Net Assets)
1. B&G Foods, Inc. Sells and distributes shelf-stable foods	0.4%
2. Canadian National Railway Co. Operates a network of track in Canada and the United States	0.4%
3. CH Robinson Worldwide, Inc. Provides multimodel transport	0.3%
4. Amgen, Inc. An independent biotechnology medicine company	0.3%
5. Svenska Handelsbanken AB Provides commercial banking services	0.3%
6. A.O. Smith Corp. Manufactures residential and commercial water heating equipment	0.3%
7. Baxter International, Inc. Develops and manufactures products and technologies related to hemophilia	0.3%
8. Challenger Ltd. An investment management firm	0.3%
9. Hannover Rueck SE Provides reinsurance services	0.3%
10. ABB Ltd. Manufacturer of equipment and provider of services to the oil and gas petrochemicals industries	0.2%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

Investment Portfolio as of February 29, 2016 (Unaudited)

	Shares	Value ($)

Long Positions 123.5%
Common Stocks 87.6%
Consumer Discretionary 24.2%
Auto Components 5.1%
American Axle & Manufacturing Holdings, Inc.* (a)	35,561	519,902
Cie Generale des Etablissements Michelin	2,417	219,957
GKN PLC	69,135	264,027
Goodyear Tire & Rubber Co.	32,637	983,026
Koito Manufacturing Co., Ltd. (b)	7,800	343,696
Lear Corp. (a)	3,884	393,643
Magna International, Inc.	14,353	557,614
NGK Spark Plug Co., Ltd. (b)	19,000	354,394
		3,636,259
Hotels, Restaurants & Leisure 5.3%
Ainsworth Game Technology Ltd.	59,913	93,836
Buffalo Wild Wings, Inc.* (b)	3,674	582,880
Domino's Pizza, Inc. (b)	6,886	916,113
Hilton Worldwide Holdings, Inc. (b)	33,527	696,691
MGM Resorts International*	13,200	249,876
Sonic Corp. (a) (b)	41,846	1,229,017
		3,768,413
Internet & Catalog Retail 1.2%
Wayfair, Inc. "A"* (b)	21,256	828,346
Media 4.4%
DISH Network Corp. "A"*	3,200	150,816
Liberty Global PLC LiLAC "A"* (b)	1,951	66,236
Loral Space & Communications, Inc.*	5,400	173,124
New Media Investment Group, Inc.	13,820	216,007
Sirius XM Holdings, Inc.*	65,500	243,660
Societe Television Francaise 1	50,822	587,139
Tribune Media Co. "A"	10,600	380,540
Walt Disney Co. (b)	10,062	961,122
Wolters Kluwer NV	9,893	374,577
		3,153,221
Specialty Retail 6.6%
AutoNation, Inc.* (b)	27,602	1,420,675
AutoZone, Inc.*	1,719	1,331,486
Home Depot, Inc. (a)	13,610	1,689,273
Lowe's Companies, Inc.	400	27,012
Signet Jewelers Ltd.	1,540	171,892
		4,640,338
Textiles, Apparel & Luxury Goods 1.6%
NIKE, Inc. "B" (a)	17,923	1,103,878
Consumer Staples 8.7%
Beverages 3.4%
Anheuser-Busch InBev SA	4,055	455,890
Brown-Forman Corp. "B" (b)	8,366	823,800
Carlsberg AS "B"	5,088	439,828
Heineken NV	3,997	321,156
Molson Coors Brewing Co. "B" (a)	4,296	366,320
		2,406,994
Food & Staples Retailing 2.4%
Costco Wholesale Corp. (a)	9,865	1,480,046
Walgreens Boots Alliance, Inc.	3,200	252,608
		1,732,654
Food Products 1.9%
Chocoladefabriken Lindt & Spruengli AG (Registered)	20	1,373,710
Household Products 0.7%
HRG Group, Inc.*	40,000	465,600
Personal Products 0.3%
Edgewell Personal Care Co. (a)	2,361	180,498
Energy 0.5%
Oil, Gas & Consumable Fuels 0.5%
Atlas Energy Group LLC*	11,027	4,412
Energy Transfer Partners LP	600	16,002
Gulfport Energy Corp.*	3,200	76,800
Premier Oil PLC*	86,957	48,060
Targa Resources Corp.	7,273	195,498
		340,772
Financials 12.0%
Banks 1.8%
ABN AMRO Group NV (CVA), 144A*	18,596	368,989
Bank of Ireland*	526,192	151,509
DBS Group Holdings Ltd.	27,700	267,623
ING Groep NV (CVA)	42,133	498,185
		1,286,306
Capital Markets 2.3%
Azimut Holding SpA	12,252	236,515
CMC Markets PLC, 144A*	15,309	49,967
E*TRADE Financial Corp.*	6,200	145,452
Flow Traders, 144A	3,728	155,387
SEI Investments Co. (a)	19,314	737,215
Tetragon Financial Group Ltd. (c)	4,359	37,890
Tetragon Financial Group Ltd. (c)	33,127	292,180
		1,654,606
Consumer Finance 1.2%
Navient Corp.	43,455	470,618
OneMain Holdings, Inc.*	8,800	198,616
Synchrony Financial*	5,500	148,225
		817,459
Diversified Financial Services 1.3%
Moody's Corp. (a)	10,748	954,422
Insurance 2.8%
American International Group, Inc.	10,300	517,060
NN Group NV	11,662	360,297
Prudential PLC	17,590	307,617
Sampo Oyj "A"	10,527	474,861
W.R. Berkley Corp. (a)	6,439	331,608
		1,991,443
Real Estate Investment Trusts 1.2%
Chimera Investment Corp. (REIT)	26,940	351,028
New Residential Investment Corp. (REIT)	23,000	269,330
New Senior Investment Group, Inc. (REIT)	21,416	207,521
		827,879
Real Estate Management & Development 1.2%
Altisource Portfolio Solutions SA*	4,700	125,772
LEG Immobilien AG	6,256	514,531
Realogy Holdings Corp.*	5,700	182,229
		822,532
Thrifts & Mortgage Finance 0.2%
PennyMac Financial Services, Inc. "A"*	9,200	114,172
Health Care 10.7%
Biotechnology 0.9%
Actelion Ltd. (Registered)*	2,000	278,647
United Therapeutics Corp.* (a)	1,714	209,005
Vertex Pharmaceuticals, Inc.*	2,113	180,640
		668,292
Health Care Equipment & Supplies 3.0%
Becton, Dickinson & Co. (a)	8,464	1,248,017
IDEXX Laboratories, Inc.* (b)	11,843	866,434
TearLab Corp.* (b)	17,581	14,768
		2,129,219
Health Care Providers & Services 0.3%
Spire Healthcare Group PLC 144A	26,774	128,864
UnitedHealth Group, Inc.	700	83,370
		212,234
Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc. (a)	5,500	710,545
Pharmaceuticals 5.5%
Allergan PLC* (a)	7,380	2,141,012
Ipsen SA	3,165	182,271
Novartis AG (Registered)	6,243	446,713
Shire PLC	10,787	565,768
Teva Pharmaceutical Industries Ltd. (ADR) (a)	6,532	363,179
Zoetis, Inc. (a)	4,349	178,570
		3,877,513
Industrials 11.2%
Aerospace & Defense 2.9%
KLX, Inc.* (a)	15,079	422,061
TransDigm Group, Inc.* (b)	2,749	587,132
Triumph Group, Inc. (a) (b)	29,944	912,094
Zodiac Aerospace	8,128	136,088
		2,057,375
Air Freight & Logistics 1.4%
FedEx Corp. (a)	6,959	952,548
Airlines 1.4%
Alaska Air Group, Inc. (b)	5,787	427,659
Delta Air Lines, Inc.	3,800	183,312
United Continental Holdings, Inc.*	6,200	355,012
		965,983
Commercial Services & Supplies 1.0%
Elior, 144A	21,706	441,561
Mitie Group PLC	16,846	65,371
Spotless Group Holdings Ltd.	204,262	175,680
		682,612
Construction & Engineering 0.1%
Louis XIII Holdings Ltd.*	301,000	82,704
Electrical Equipment 0.7%
Rockwell Automation, Inc. (a)	1,965	204,537
Schneider Electric SE	5,334	317,739
		522,276
Machinery 1.1%
Crane Co.	5,854	287,139
Kurita Water Industries Ltd.	11,800	256,776
SKF AB "B"	13,892	229,476
		773,391
Marine 0.4%
Kirby Corp.* (b)	5,286	299,240
Road & Rail 1.5%
Union Pacific Corp. (a)	13,694	1,079,909
Trading Companies & Distributors 0.7%
AerCap Holdings NV*	14,600	521,658
Information Technology 6.7%
Communications Equipment 0.4%
Motorola Solutions, Inc.	4,000	293,960
Electronic Equipment, Instruments & Components 2.0%
Ingram Micro, Inc. "A" (a)	39,486	1,413,599
Internet Software & Services 0.8%
Alphabet, Inc. "A"*	790	566,604
IT Services 2.5%
Amadeus IT Holding SA "A"	1,100	44,402
Atos SE	3,161	231,262
First Data Corp. "A"*	30,000	375,000
Itochu Techno-Solutions Corp. (b)	20,200	403,993
MasterCard, Inc. "A" (a)	7,323	636,515
PayPal Holdings, Inc.*	2,800	106,792
		1,797,964
Software 0.4%
Microsoft Corp.	5,200	264,576
Technology Hardware, Storage & Peripherals 0.6%
Hewlett Packard Enterprise Co. (a)	30,715	407,588
Materials 12.9%
Chemicals 9.3%
Arkema	4,399	269,437
Ashland, Inc.	6,768	644,923
Axalta Coating Systems Ltd.* (a)	5,976	155,137
Dow Chemical Co.	7,200	349,992
Eastman Chemical Co. (a)	17,070	1,095,041
FMC Corp. (b)	23,445	882,470
GCP Applied Technologies, Inc.*	18,903	335,150
The Sherwin-Williams Co. (a)	5,487	1,484,233
W.R. Grace & Co.*	20,122	1,383,186
		6,599,569
Construction Materials 1.3%
CRH PLC	10,926	281,695
Martin Marietta Materials, Inc. (b)	4,593	655,053
		936,748
Containers & Packaging 2.3%
Nampak Ltd.	127,196	141,631
Owens-Illinois, Inc.* (a)	98,715	1,476,777
		1,618,408
Utilities 0.7%
Gas Utilities 0.7%
Snam SpA	88,418	478,444
Total Common Stocks (Cost $63,056,760)		62,012,461

Preferred Stock 0.3%
Consumer Discretionary
Schaeffler AG* (Cost $205,266)	13,270	208,020

Convertible Preferred Stock 0.9%
Health Care
Allergan PLC Series A, 5.5% (Cost $635,125)	624	602,771

	Principal Amount ($)	Value ($)

Corporate Bonds 0.1%
Telecommunication Services
HC2 Holdings, Inc., 144A, 11.0%, 12/1/2019	70,000	52,500
Intelsat Jackson Holdings SA, 6.625%, 12/15/2022 (a)	70,000	35,175
Total Corporate Bonds (Cost $130,679)		87,675

	Shares	Value ($)

Exchange-Traded Fund 1.1%
iShares MSCI Brazil Capped Fund (b) (Cost $733,438)	36,431	746,471

Securities Lending Collateral 17.7%
Daily Assets Fund "Capital Shares", 0.42% (d) (e) (Cost $12,528,335)	12,528,335	12,528,335

Cash Equivalents 15.8%
Central Cash Management Fund, 0.33% (d) (Cost $11,190,605)	11,190,605	11,190,605

	% of Net Assets	Value ($)

Total Long Positions (Cost $88,480,208)†	123.5	87,376,338
Other Assets and Liabilities, Net	17.5	12,373,571
Securities Sold Short	(41.0)	(28,958,985)
Net Assets	100.0	70,790,924

† The cost for federal income tax purposes was $90,643,313. At February 29, 2016, net unrealized depreciation for all securities based on tax cost was $3,266,975. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,013,486 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,280,461.

	Shares	Value ($)

Common Stocks Sold Short 6.9%
Consumer Discretionary 1.6%
Automobiles 0.2%
Harley-Davidson, Inc.	3,214	138,749
Hotels, Restaurants & Leisure 0.1%
Brinker International, Inc.	1,800	89,640
Household Durables 0.6%
Barratt Developments PLC	21,690	177,231
Berkeley Group Holdings PLC	2,048	92,189
Taylor Wimpey PLC	70,424	181,963
		451,383
Media 0.2%
ITV PLC	35,270	121,692
Textiles, Apparel & Luxury Goods 0.5%
lululemon athletica, Inc.	2,299	144,216
LVMH Moet Hennessy Louis Vuitton SE	1,095	183,158
		327,374
Consumer Staples 0.6%
Food & Staples Retailing 0.2%
Wal-Mart Stores, Inc.	2,629	174,408
Food Products 0.4%
B&G Foods, Inc.	8,435	291,767
Financials 1.5%
Banks 0.4%
Banco BPI SA (Registered)	80,729	93,933
Svenska Handelsbanken AB "A"	15,748	201,735
		295,668
Capital Markets 0.1%
Eaton Vance Corp.	3,163	91,443
Diversified Financial Services 0.3%
Challenger Ltd.	36,229	195,227
Insurance 0.7%
Hannover Rueck SE	1,828	188,340
Torchmark Corp.	1,746	89,430
Unum Group	6,496	185,331
		463,101
Health Care 1.0%
Biotechnology 0.3%
Amgen, Inc.	1,431	203,603
Health Care Equipment & Supplies 0.4%
Baxter International, Inc.	4,967	196,246
Varian Medical Systems, Inc.	1,223	95,663
		291,909
Pharmaceuticals 0.3%
Sanofi	2,328	185,011
Industrials 1.9%
Air Freight & Logistics 0.3%
CH Robinson Worldwide, Inc.	3,107	216,962
Building Products 0.3%
A.O. Smith Corp.	2,855	200,935
Electrical Equipment 0.5%
ABB Ltd. (Registered)	10,514	187,967
Vestas Wind Systems AS	2,723	184,814
		372,781
Machinery 0.4%
Atlas Copco AB "A"	4,115	92,912
Dover Corp.	3,070	186,594
		279,506
Road & Rail 0.4%
Canadian National Railway Co.	4,771	277,162
Utilities 0.3%
Electric Utilities 0.3%
Acciona SA	2,439	186,796
Total Common Stocks Sold Short (Proceeds $4,773,821)		4,855,117

Exchange-Traded Funds Sold Short 34.1%
Energy Select Sector SPDR Fund	23,336	1,322,218
Lyxor UCITS Fund Euro Stoxx 50 Fund	14,643	463,165
SPDR S&P 500 Trust	98,706	19,105,533
SPDR S&P MidCap 400 Trust	7,660	1,862,070
TOPIX Exchange Traded Fund	58,270	687,383
Vanguard FTSE Europe Fund	14,560	663,499
Total Exchange-Traded Funds Sold Short (Proceeds $25,803,147)		24,103,868
Total Positions Sold Short (Proceeds $30,576,968)		28,958,985

* Non-income producing security.

(a) All or a portion of these securities are pledged as collateral for short sales.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at February 29, 2016 amounted to $12,246,128, which is 17.3% of net assets.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

FTSE: Financial Times and the London Stock Exchange

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

UCITS: Undertakings for Collective Investment in Transferable Securities

At February 29, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
S&P 500 E-Mini Index	USD	3/18/2016	1	96,475	(4,028)

As of February 29, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	289,344	AUD	408,665	5/18/2016	1,329	State Street Bank and Trust
DKK	2,331,171	USD	351,586	5/18/2016	10,741	State Street Bank and Trust
NOK	1,034,487	USD	120,429	5/18/2016	1,607	State Street Bank and Trust
BRL	2,407,440	USD	595,091	5/3/2016	5,436	State Street Bank and Trust
EUR	5,731,237	USD	6,457,638	5/18/2016	207,932	State Street Bank and Trust
GBP	1,318,438	USD	1,910,840	5/18/2016	75,257	State Street Bank and Trust
SEK	2,931,879	USD	349,302	5/18/2016	5,844	State Street Bank and Trust
CHF	1,736,440	USD	1,769,158	3/16/2016	28,996	State Street Bank and Trust
CHF	374,489	USD	384,480	5/18/2016	7,985	State Street Bank and Trust
EUR	783,181	USD	865,673	3/16/2016	13,357	State Street Bank and Trust
SGD	374,372	USD	268,431	5/18/2016	2,698	State Street Bank and Trust
USD	197,590	CAD	274,884	5/18/2016	5,598	State Street Bank and Trust
Total unrealized appreciation					366,780

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	360,029	CHF	357,740	3/16/2016	(1,522)	State Street Bank and Trust
USD	318,886	EUR	290,000	4/20/2016	(2,943)	State Street Bank and Trust
USD	329,521	EUR	301,611	3/16/2016	(1,284)	State Street Bank and Trust
USD	193,510	CHF	187,533	5/18/2016	(4,972)	State Street Bank and Trust
USD	98,225	JPY	10,988,076	5/18/2016	(545)	State Street Bank and Trust
USD	656,908	SEK	5,516,396	5/18/2016	(10,684)	State Street Bank and Trust
USD	120,258	NOK	1,034,487	5/18/2016	(1,435)	State Street Bank and Trust
USD	68,024	DKK	458,933	5/18/2016	(923)	State Street Bank and Trust
JPY	10,988,076	USD	96,859	5/18/2016	(821)	State Street Bank and Trust
EUR	189,478	USD	204,477	4/19/2016	(1,945)	State Street Bank and Trust
ZAR	2,355,634	USD	146,090	5/18/2016	(145)	State Street Bank and Trust
USD	2,126,338	EUR	1,898,713	5/18/2016	(55,860)	State Street Bank and Trust
CAD	274,884	USD	199,937	5/18/2016	(3,252)	State Street Bank and Trust
EUR	420,000	USD	453,735	4/20/2016	(3,837)	State Street Bank and Trust
USD	206,672	EUR	189,478	4/19/2016	(250)	State Street Bank and Trust
Total unrealized depreciation					(90,418)

Currency Abbreviations

AUD Australian Dollar

BRL Brazilian Dollar

CAD Canadian Dollar

CHF Swiss Franc

DKK Danish Krone

EUR Euro

GBP Great British Pound

JPY Japanese Yen

NOK Norwegian Krone

SEK Swedish Krona

SGD Singapore Dollar

USD United States Dollar

ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (f)	$ 48,382,408	$ 13,630,053	$ —	$ 62,012,461
Preferred Stock	—	208,020	—	208,020
Convertible Preferred Stock	602,771	—	—	602,771
Corporate Bonds	—	87,675	—	87,675
Exchange-Traded Fund	746,471	—	—	746,471
Short-Term Investments (f)	23,718,940	—	—	23,718,940
Derivatives (g)
Forward Foreign Currency Exchange Contracts	—	366,780	—	366,780
Total	$ 73,450,590	$ 14,292,528	$ —	$ 87,743,118
Liabilities	Level 1	Level 2	Level 3	Total

Common Stocks Sold Short, at Value (f)	$ (2,582,148)	$ (2,272,969)	$ —	$ (4,855,117)
Exchange-Traded Funds Sold Short	(22,953,320)	(1,150,548)	—	(24,103,868)
Derivatives (g)
Futures Contracts	(4,028)	—	—	(4,028)
Forward Foreign Currency Exchange Contracts	—	(90,418)	—	(90,418)
Total	$ (25,539,496)	$ (3,513,935)	$ —	$ (29,053,431)

There have been no transfers between fair value measurement levels during the period ended February 29, 2016.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of February 29, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $64,761,268) — including $12,246,128 of securities loaned	$ 63,657,398
Investment in Daily Assets Fund (cost $12,528,335)*	12,528,335
Investment in Central Cash Management Fund (cost $11,190,605)	11,190,605
Total investments in securities, at value (cost $88,480,208)	87,376,338
Cash	13,571
Deposit with broker for futures contracts	81,439
Deposit with broker for securities sold short	26,316,409
Receivable for investments sold	608,981
Receivable for Fund shares sold	37,135
Dividends receivable	56,580
Interest receivable	18,009
Unrealized appreciation on forward foreign currency exchange contracts	366,780
Foreign taxes recoverable	33,353
Other assets	28,160
Total assets	114,936,755
Liabilities
Foreign cash overdraft, at value (cost $339,077)	339,251
Payable upon return of securities loaned	12,528,335
Payable for investments purchased	1,885,837
Payable for securities sold short, at value (proceeds of $30,576,968)	28,958,985
Payable for Fund shares redeemed	58,898
Payable for variation margin on futures contracts	3,168
Unrealized depreciation on forward foreign currency exchange contracts	90,418
Dividends payable for securities sold short	12,449
Accrued management fee	86,592
Accrued Trustees' fee	3,391
Other accrued expenses and payables	178,507
Total liabilities	44,145,831
Net assets, at value	$ 70,790,924

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2016 (Unaudited) (continued)
Net Assets Consist of
Distributions in excess of net investment income	(864,218)
Net unrealized appreciation (depreciation) on: Investments	(1,103,870)
Securities sold short	1,617,983
Futures	(4,028)
Foreign currency	273,649
Accumulated net realized gain (loss)	(18,608,255)
Paid-in capital	89,479,663
Net assets, at value	$ 70,790,924
Net Asset Value
Class A Net Asset Value and redemption price per share ($9,989,394 ÷ 1,162,385 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.59
Maximum offering price per share (100 ÷ 94.25 of $8.59)	$ 9.11

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,094,530 ÷ 483,219 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 8.47
Class S Net Asset Value, offering and redemption price per share ($7,802,630 ÷ 906,438 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.61
Institutional Class Net Asset Value, offering and redemption price per share ($48,904,370 ÷ 5,668,929 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.63

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended February 29, 2016 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $12,278)	$ 534,007
Interest	7,804
Income distributions — Central Cash Management Fund	7,321
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	69,075
Total income	618,207
Expenses: Management fee	743,830
Administration fee	42,505
Services to shareholders	32,552
Distribution and service fees	41,969
Custodian fee	36,998
Professional fees	49,806
Reports to shareholders	17,485
Registration fees	19,838
Trustees' fees and expenses	4,615
Dividend expense on securities sold short	284,553
Interest expense on securities sold short	102,412
Other	21,909
Total expenses before expense reductions	1,398,472
Expense reductions	(48,895)
Total expenses after expense reductions	1,349,577
Net investment income (loss)	(731,370)

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 29, 2016 (Unaudited) (continued)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(7,522,281)
Securities sold short	1,631,207
Futures	(129,445)
Foreign currency	268,722
Payments by affiliates (see Note H)	6,340
(5,745,457)
Change in net unrealized appreciation (depreciation) on: Investments	427,505
Securities sold short	(219,050)
Futures	(4,223)
Foreign currency	147,383
351,615
Net gain (loss)	(5,393,842)
Net increase (decrease) in net assets resulting from operations	$ (6,125,212)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015
Operations: Net investment income (loss)	$ (731,370)	$ (1,620,740)
Net realized gain (loss)	(5,745,457)	(7,647,696)
Change in net unrealized appreciation (depreciation)	351,615	(2,583,870)
Net increase (decrease) in net assets resulting from operations	(6,125,212)	(11,852,306)
Distributions to shareholders from: Net investment income: Class A	(168,352)	(63,700)
Class C	(68,748)	(20,723)
Class S	(140,205)	(90,055)
Institutional Class	(657,512)	(575,753)
Net realized gains: Class A	—	(40,816)
Class C	—	(13,279)
Class S	—	(57,703)
Institutional Class	—	(368,914)
Total distributions	(1,034,817)	(1,230,943)
Fund share transactions: Proceeds from shares sold	5,981,595	45,911,583
Reinvestment of distributions	863,818	1,224,962
Cost of shares redeemed	(31,127,824)	(141,534,969)
Net increase (decrease) in net assets from Fund share transactions	(24,282,411)	(94,398,424)
Increase (decrease) in net assets	(31,442,440)	(107,481,673)
Net assets at beginning of period	102,233,364	209,715,037
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $864,218 and $901,969, respectively)	$ 70,790,924	$ 102,233,364

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 2/29/16 (Unaudited)	Year Ended 8/31/15	Period Ended 8/31/14[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.37	$ 10.08	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.13)	(.06)
Net realized and unrealized gain (loss)	(.59)	(.52)	.14
Total from investment operations	(.67)	(.65)	.08
Less distributions from: Net investment income	(.11)	(.04)	—
Net realized gains on investment	—	(.02)	—
Total distributions	(.11)	(.06)	—
Net asset value, end of period	$ 8.59	$ 9.37	$ 10.08
Total Return (%)[c]	(7.17)d**	(6.44)[d]	.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	14	16
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.50*	3.19	3.25*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.31*	3.14	3.25*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.40*	2.40	2.40*
Ratio of net investment income (loss) (%)	(1.86)*	(1.35)	(1.95)*
Portfolio turnover rate (%)	179**	316	119**

[a] For the period from May 15, 2014 (commencement of operations) to August 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C	Six Months Ended 2/29/16 (Unaudited)	Year Ended 8/31/15	Period Ended 8/31/14[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.28	$ 10.05	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.20)	(.08)
Net realized and unrealized gain (loss)	(.58)	(.51)	.13
Total from investment operations	(.70)	(.71)	.05
Less distributions from: Net investment income	(.11)	(.04)	—
Net realized gains on investment	—	(.02)	—
Total distributions	(.11)	(.06)	—
Net asset value, end of period	$ 8.47	$ 9.28	$ 10.05
Total Return (%)[c,d]	(7.57)**	(7.06)	.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	4
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.25*	3.93	4.01*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.06*	3.89	4.00*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	3.15*	3.15	3.15*
Ratio of net investment income (loss) (%)	(2.60)*	(2.10)	(2.74)*
Portfolio turnover rate (%)	179**	316	119**

[a] For the period from May 15, 2014 (commencement of operations) to August 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S	Six Months Ended 2/29/16 (Unaudited)	Year Ended 8/31/15	Period Ended 8/31/14[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.38	$ 10.07	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.12)	(.05)
Net realized and unrealized gain (loss)	(.58)	(.51)	.12
Total from investment operations	(.66)	(.63)	.07
Less distributions from: Net investment income	(.11)	(.04)	—
Net realized gains on investment	—	(.02)	—
Total distributions	(.11)	(.06)	—
Net asset value, end of period	$ 8.61	$ 9.38	$ 10.07
Total Return (%)[c]	(7.06)**	(6.24)	.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	17	24
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.35*	3.01	3.15*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.16*	2.99	3.10*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.25*	2.25	2.25*
Ratio of net investment income (loss) (%)	(1.71)*	(1.22)	(1.69)*
Portfolio turnover rate (%)	179**	316	119**

[a] For the period from May 15, 2014 (commencement of operations) to August 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Institutional Class	Six Months Ended 2/29/16 (Unaudited)	Year Ended 8/31/15	Period Ended 8/31/14[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.40	$ 10.08	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.10)	(.05)
Net realized and unrealized gain (loss)	(.59)	(.52)	.13
Total from investment operations	(.66)	(.62)	.08
Less distributions from: Net investment income	(.11)	(.04)	—
Net realized gains on investment	—	(.02)	—
Total distributions	(.11)	(.06)	—
Net asset value, end of period	$ 8.63	$ 9.40	$ 10.08
Total Return (%)	(7.04)c**	(6.14)	.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	65	166
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.13*	2.82	2.96*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.06*	2.82	2.96*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.15*	2.08	2.11*
Ratio of net investment income (loss) (%)	(1.61)*	(1.01)	(1.60)*
Portfolio turnover rate (%)	179**	316	119**

[a] For the period from May 15, 2014 (commencement of operations) to August 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Strategic Equity Long/Short Fund (the "Fund") is a non-diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices, and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. State Street Bank and Trust, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the period ended February 29, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of February 29, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of February 29, 2016, the Fund had securities on loan, all of which were classified as common stocks/exchange-traded fund in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Short Sales. When the Fund takes a short position, it sells at the current market price a security it does not own but has borrowed in anticipation that the market price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the borrowing fee on securities sold short and any income earned on the cash held as collateral for securities sold short. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At August 31, 2015, the Fund had $9,381,000 of tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($7,656,000) and long-term losses ($1,725,000).

The Fund has reviewed the tax positions for the open tax years as of August 31, 2015, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in foreign denominated investments, investments in futures, investments in passive foreign investment companies, investments in short sales, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended February 29, 2016, the Fund entered into futures contracts as a substitute for direct investment in a particular market, or to maintain full long and short exposure and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of February 29, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended February 29, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $96,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $1,247,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended February 29, 2016, the Fund entered into options on futures contracts as a substitute for direct investment in a particular security or market or to maintain full long and short exposure and for non-hedging purposes to seek to enhance potential gains.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open purchased option contracts as of February 29, 2016. There were no open written option contracts as of February 29, 2016. For the six months ended February 29, 2016, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $48,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended February 29, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of February 29, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended February 29, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $14,174,000 to $23,172,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $988,000 to $9,080,000.

The following tables summarize the value of the Fund's derivative instruments held as of February 29, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 366,780
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$ (4,028)	$ —	$ (4,028)
Foreign Exchange Contracts (b)	—	(90,418)	(90,418)
	$ (4,028)	$ (90,418)	$ (94,446)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended February 29, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ (25,624)	$ (25,624)
Equity Contracts (a)	(48,156)	—	(103,821)	(151,977)
Foreign Exchange Contracts (b)	—	454,326	—	454,326
	$ (48,156)	$ 454,326	$ (129,445)	$ 276,725

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options) and futures, respectively.

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (195)	$ (195)
Equity Contracts (a)	—	(4,028)	(4,028)
Foreign Exchange Contracts (b)	146,858	—	146,858
	$ 146,858	$ (4,223)	$ 142,635

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of February 29, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$ 366,780	$ (90,418)	$ —	$ 276,362
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank and Trust	$ 90,418	$ (90,418)	$ —	$ —

C. Purchases and Sales of Securities

During the six months ended February 29, 2016, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $59,625,975 and $92,094,605, respectively. Purchases to cover securities sold short and securities sold short aggregated $92,559,148 and $83,914,354, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

During the period covered by the report, the Advisor allocated the Fund's assets across four sub-advised sleeves managed by Atlantic Investment Management, Inc. (Atlantic), Chilton Investment Company, LLC (Chilton), Lazard Asset Management LLC (Lazard), Omega Advisors, Inc. (Omega). Each investment management team employs different long/short investment strategies when managing the assets of the fund allocated to it. Atlantic, Chilton, Lazard and Omega are paid by the Advisor, not the Fund, for the services Atlantic, Chilton, Lazard and Omega provide to the Fund.

Effective April 15, 2016, Omega Advisors, Inc., New York, New York ("Omega") no longer will serve as subadvisor to the fund. The assets previously allocated to Omega will be allocated among the fund's other subadvisors.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate (exclusive of any applicable waivers/reimbursements) of 1.75%.

For the period from September 1, 2015 through November 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of each class as follows:

Class A	2.40%
Class C	3.15%
Class S	2.25%
Institutional Class	2.15%

For six months ended February 29, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 12,127
Class C	5,037
Class S	11,295
Institutional Class	20,436
$ 48,895

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2016, the Administration Fee was $42,505, of which $5,521 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended February 29, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at February 29, 2016
Class A	$ 1,209	$ 680
Class C	689	364
Class S	832	535
Institutional Class	1,053	605
	$ 3,783	$ 2,184

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 29, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2016
Class C	$ 20,014	$ 2,434

In addition, DDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2016	Annualized Rate
Class A	$ 15,290	$ 7,918.24%
Class C	6,665	1,834.25%
	$ 21,955	$ 9,752

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2016 aggregated $1,095.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the six months ended February 29, 2016, the CDSC for Class C shares aggregated $1,238. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 29, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $10,101, of which $5,406 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At February 29, 2016, Deutsche Bank AG and its affiliates held approximately 58% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at February 29, 2016.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2016		Year Ended August 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	305,399	$ 2,799,338	506,186	$ 4,916,849
Class C	38,350	353,582	363,800	3,507,716
Class S	231,499	2,154,333	1,877,940	18,260,795
Institutional Class	73,645	674,342	1,958,531	19,226,223
		$ 5,981,595		$ 45,911,583
Shares issued to shareholders in reinvestment of distributions
Class A	18,559	$ 167,035	11,046	$ 103,390
Class C	7,574	67,335	3,558	33,162
Class S	15,466	139,351	15,733	147,262
Institutional Class	54,275	490,097	100,443	941,148
		$ 863,818		$ 1,224,962
Shares redeemed
Class A	(639,729)	$ (5,619,140)	(610,891)	$ (5,991,576)
Class C	(229,637)	(1,995,205)	(137,159)	(1,327,281)
Class S	(1,192,771)	(10,869,025)	(2,376,186)	(22,607,239)
Institutional Class	(1,358,216)	(12,644,454)	(11,624,293)	(111,608,873)
		$ (31,127,824)		$ (141,534,969)
Net increase (decrease)
Class A	(315,771)	$ (2,652,767)	(93,659)	$ (971,337)
Class C	(183,713)	(1,574,288)	230,199	2,213,597
Class S	(945,806)	(8,575,341)	(482,513)	(4,199,182)
Institutional Class	(1,230,296)	(11,480,015)	(9,565,319)	(91,441,502)
		$ (24,282,411)		$ (94,398,424)

H. Payments by Affiliates

During the six months ended February 29, 2016, the Advisor agreed to reimburse the Fund $6,340 for losses incurred on trades executed incorrectly. The amount of the reimbursement is 0.01% of the Fund's average net assets.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2015 to February 29, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/16	$ 928.30	$ 924.30	$ 929.40	$ 929.60
Expenses Paid per $1,000*	$ 15.87	$ 19.42	$ 15.16	$ 14.68
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/16	$ 1,008.40	$ 1,004.67	$ 1,009.15	$ 1,009.65
Expenses Paid per $1,000*	$ 16.53	$ 20.24	$ 15.79	$ 15.29

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Strategic Equity Long/Short Fund†	3.31%	4.06%	3.16%	3.06%

† Includes interest and dividend expense on securities sold short of 0.91% for each class.

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Strategic Equity Long/Short Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"); the sub-advisory agreement between DIMA and Atlantic Investment Management, Inc. ("Atlantic") (the "Atlantic Sub-Advisory Agreement"); the sub-advisory agreement between DIMA and Chilton Investment Company, LLC ("Chilton") (the "Chilton Sub-Advisory Agreement"); the sub-advisory agreement between DIMA and Lazard Asset Management LLC ("Lazard") (the "Lazard Sub-Advisory Agreement"); and the sub-advisory agreement between DIMA and Omega Advisors, Inc. (the "Omega Sub-Advisory Agreement" and together with the Agreement, the Atlantic Sub-Advisory Agreement, the Chilton Sub-Advisory Agreement and the Lazard Sub-Advisory Agreement, the "Agreements") in September 2015.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s, Atlantic’s, Chilton’s, Lazard’s and Omega’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA, Atlantic, Chilton, Lazard and Omega provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisers, including Atlantic, Chilton, Lazard and Omega. Because the Fund commenced operations in May 2014, only limited Fund performance information was available to the Board as part of its 2015 contract review process.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedules, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). With respect to the sub-advisory fee paid to Atlantic, Chilton, Lazard and Omega, respectively, the Board noted that such fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds"), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA, Atlantic, Chilton, Lazard and Omega.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available. The Board did not consider the profitability of Atlantic, Chilton, Lazard and Omega with respect to the Fund. The Board noted that DIMA pays Atlantic’s, Chilton’s, Lazard’s and Omega’s respective fee out of its management fee, and its understanding that Atlantic’s, Chilton’s, Lazard’s and Omega’s sub-advisory fee schedules were each the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA, Atlantic, Chilton, Lazard and Omega and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA, Atlantic, Chilton, Lazard and Omega and their affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA, Atlantic, Chilton, Lazard and Omega and their affiliates related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA, Atlantic, Chilton, Lazard and Omega and their affiliates related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisors’ compliance programs and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C, S and Institutional also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DSLAX	DSLCX	DSLSX	DSLIX
CUSIP Number	25159K 762	25159K 754	25159K 747	25159K 739
Fund Number	1004	1304	2004	1404

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Strategic Equity Long/Short Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 29, 2016